SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported) January 27 , 1997


                       THE TRACKER CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                 (State or Other Jurisdiction of Incorporation)


                      0-24944                   	  86-0767918
              (Commission File Number)          	(I.R.S. Employer
                                                	Identification No.)



        180 Dundas Street West, #1502, Toronto, Ontario, CANADA  M5G 1Z8
                    (Address of Principal Executive Offices)



                                (416) 595-6222
              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT


        Item 3.	Bankruptcy or Receivership.

        Item 5.	Other Events

		On January 27, 1998, the Tracker Corporation of America's wholly-owned and only operating subsidiary, the Tracker Corporation, an Ontario Company, filed a notice with the Ontario Courts (Estate No./Court No. 31-342558) declaring its insolvency and seeking protection from its creditors. Richard Kline of
Schwartz Levitsky Feldman Inc. has consented to act as trustee.
		As a result of this filing, the Registrant's ability to continue as a going concern is in doubt; accordingly, the Registrant is evaluating various strategic alternatives including, without limitation, the cessation of operations, a sale or liquidation of its assets or a recapitalization of the company.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	Date:	February 3, 1998

						THE TRACKER CORPORATION OF AMERICA,
						a Delaware corporation


						By:      /s/ Bruce Lewis
						      Bruce Lewis, Chairman





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Date Filed:  February 3, 1998